UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 1, 2019

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia	1-13283	23-1184320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16285 Park Ten Place, Suite 500 Houston, TX	77084
(Address of Principle Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 722-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PVAC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2019, the Board of Directors of Penn Virginia Corporation (the “Company”) appointed Russell T. Kelley, Jr., as the Company’s Senior Vice President, Chief Financial Officer and Treasurer, effective November 13, 2019. Mr. Kelley succeeds Steven A. Hartman, who is leaving the Company as previously reported in the Current Report on Form 8-K filed on July 8, 2019.

Mr. Kelley, age 43, previously served as Chief Financial Officer of Extraction Oil & Gas, Inc., an energy company, from July 2014 to September 2019. From 2011 to 2014, Mr. Kelley worked at Moelis & Company, a global investment bank, where he was a partner and managing director and ran the Oil and Gas practice. From 2005 to 2011, he worked at Goldman, Sachs & Co., where he was a Senior Vice President.

Mr. Kelley will have a base salary of $400,000 and a target annual bonus of 85% of base salary under the Company’s Annual Incentive Plan Guidelines. Promptly following the commencement of his employment with the Company, Mr. Kelley will be awarded under the Penn Virginia 2019 Management Incentive Plan: (i) a performance-based restricted stock unit award covering a number of shares of Company common stock equal to $400,000 divided by the volume-weighted average price per share of common stock of the Company for the 10 trading days immediately preceding November 13, 2019, and (ii) a time-based restricted stock unit award covering a number of shares of Company common stock equal to $92,058 divided by the volume-weighted average price per share of common stock of the Company for the 10 trading days immediately preceding November 13, 2019. Each award will be subject to such terms and conditions as approved by the Compensation Committee of the Board of Directors prior to the grant date thereof.

Item 7.01.	Regulation FD Disclosure.

On November 4, 2019, the Company issued a press release relating to the events described in this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued November 4, 2019.

104	The cover page from Penn Virginia Corporation’s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 7, 2019	PENN VIRGINIA CORPORATION

	By:	/s/ Katherine Ryan
Katherine Ryan Vice President, Chief Legal Counsel and Corporate Secretary